Shareholders' Equity	12 Months Ended
Apr. 25, 2014
Equity [Abstract]
Shareholders' Equity

11. Shareholders’ Equity

Shares are repurchased from time to time to support the Company’s stock-based compensation programs and to return capital to shareholders. In June 2013 and June 2011, the Company’s Board of Directors authorized the repurchase of 80 million and 75 million shares of the Company’s common stock, respectively. During fiscal years 2014 and 2013, the Company repurchased approximately 47.8 million and 31.2 million shares at an average price of $53.37 and $39.97, respectively. As of April 25, 2014, the Company had used the entire amount authorized under the June 2011 repurchase program and 20.6 million of the 80 million shares authorized under the June 2013 repurchase program, leaving 59.4 million shares available for future repurchases. The Company accounts for repurchases of common stock using the par value method and shares repurchased are canceled.